UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2004


                             FORWARD AIR CORPORATION
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             (Exact name of registrant as specified in its charter)


       Tennessee                        000-22490               62-1120025
-----------------------------     -----------------------     ---------------
     (State or other              (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

                         430 Airport Road
                      Greeneville, Tennessee                     37745
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             (Address of principal executive offices)          (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits:

         The following exhibit is being furnished pursuant to Item 12:

         99.1     Press Release dated July 27, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant has reported its financial results for the quarter and six months ended June 30, 2004. The Registrant's press release dated July 27, 2004 announcing the results is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FORWARD AIR CORPORATION

Date:    July 27, 2004                   By:  /s/ Andrew C. Clarke
                                         -----------------------------
                                              Andrew C. Clarke
                                              Chief Financial Officer
                                              and Senior Vice President



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

                                  EXHIBIT INDEX

       No.         Exhibit
--------------     ---------------------------------
       99.1        Press Release dated July 27, 2004